SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 29, 2003

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

2795 East Cottonwood Parkway Suite 660 Salt Lake City, Utah	84121
(Address of principal executive office)	(Zip code)

(801) 365-2800

(Registrant’s telephone number, including area code)

ITEM 7.	Financial Statements and Exhibits

(c) Exhibits.

99	Sonic Innovations results press release dated July 29, 2003.

ITEM 12.	Results of Operations and Financial Condition.

On July 29, 2003, Sonic Innovations, Inc. issued a press release reporting earnings for its second quarter and six months ended June 30, 2003. A copy of the press release is attached as Exhibit 99. The information in this press release is furnished not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SONIC INNOVATIONS, INC.

/s/ STEPHEN L. WILSON
Stephen L. Wilson
Senior Vice President and CFO

Dated: July 30, 2003